SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 16, 2004 (Date of earliest event reported)	Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3800 Gateway Boulevard, Suite 310

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

On March 16, 2004, Charles & Colvard, Ltd. issued a press release regarding sales guidance for the first quarter of 2004. A copy of this press release is attached as Exhibit 99.1. Management will host a conference call on Wednesday, March 17, 2004 at 9 a.m. EDT to discuss the financial results as well as recent corporate developments. Details on how to participate in the conference call are included in the attached press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance and
Chief Financial Officer

Date: March 16, 2004